UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT

  Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported 09/12/2006)

                                 Med Gen Inc.
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)

           Nevada                   000-29171          65-0703559
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(State or other Jurisdiction     (Commission File     (IRS Employer
     of incorporation)                Number)       Identification No.)


     7284 West Palmetto Park Road, Suite #207, Boca Raton, FL 33433
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            (Address of principal executive offices)


                          561-750-1100
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                   (Issuer's telephone number)


                         Not Applicable
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  (Former name or former address, if changed since last report)

                     All Correspondence to:
                       Paul B Kravitz CEO
                       C/O Med Gen Inc.
                  7284 West Palmetto Park Road
                           Suite #207
                      Boca Raton, FL  33433









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Item 8.01 Other Events.

On August 12th, 2005, the Company registered 171,111,111 common shares underlying $1,540,000 convertible debentures. On September 12th, 2006 all the shares underlying the convertible debentures, as registered on the August 12th, 2005 From SB-2, have been sold.

As of the date of the filing there are 231,849,884 common shares of stock issued and outstanding and over 2100 shareholders of record.














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                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Med Gen Inc.
Date: September 12th, 2006
                                   /s/Paul B. Kravitz
                                   ----------------------------------
                                   Paul B. Kravitz,
                                   Chairman & Chief Executive Officer









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